Exhibit 99.1

TTM Technologies, Inc., Q3’16	Contact: Sameer Desai, Senior Director, Corporate Development & Investor Relations sameer.desai@ttmtech.com 714-327-3050

TTM Technologies, Inc. Reports Third Quarter 2016 Results

Strong Execution Drives Results Ahead of Guidance

COSTA MESA, CA – October 26, 2016 – TTM Technologies, Inc. (NASDAQ:TTMI), a leading global printed circuit board (“PCB”) manufacturer, today reported results for the third quarter 2016, which ended September 26, 2016.

Third Quarter 2016 Highlights

-	Net sales were $641.7 million

-	GAAP net income attributable to stockholders was $25.6 million, or $0.23 per diluted share

-	Non-GAAP net income attributable to stockholders was $40.1 million, or $0.39 per diluted share

-	Adjusted EBITDA was $102.2 million

Third Quarter 2016 Financial Results

Net sales for the third quarter of 2016 were $641.7 million, compared to $652.0 million in the third quarter of 2015 and $601.8 million in the second quarter of 2016.

GAAP operating income for the third quarter of 2016 was $50.2 million, compared to $23.6 million in the third quarter of 2015 and $34.7 million in the second quarter of 2016.

GAAP net income attributable to stockholders for the third quarter of 2016 was $25.6 million, or $0.23 per diluted share. This compares to a GAAP net loss attributable to stockholders of $2.2 million, or $0.02 per share, in the third quarter of 2015 and GAAP net income of $18.5 million, or $0.17 per diluted share, in the second quarter of 2016.

On a non-GAAP basis, net income attributable to stockholders for the third quarter of 2016 was $40.1 million, or $0.39 per diluted share. This compares to non-GAAP net income of $23.8 million, or $0.24 per diluted share, for the third quarter of 2015 and $28.4 million, or $0.28 per diluted share, in the second quarter of 2016.

Adjusted EBITDA for the third quarter of 2016 was $102.2 million, or 15.9 percent of net sales, compared to adjusted EBITDA of $87.6 million, or 13.4 percent of net sales, for the third quarter of 2015 and $90.2 million, or 15 percent of net sales, for the second quarter of 2016.

“Our third quarter revenues matched our expectations while profitability was better than forecast driving earnings to the highest level in years,” said Tom Edman, CEO of TTM. “Strong operational execution drove non-GAAP earnings above the high end of our guidance. Sequentially, a sharp acceleration in the cellular end market more than offset modest declines in the networking and communications end market, demonstrating the benefits of diversification.”

Business Outlook

For the fourth quarter of 2016, TTM estimates that revenue will be in the range of $650 million to $690 million, and non-GAAP net income will be in the range of $0.42 to $0.48 per diluted share. Our fourth quarter will have 14 weeks compared to the normal 13 weeks as fiscal 2016 is a 53 week year.

To Access the Live Webcast/Conference Call

TTM will host a conference call and webcast to discuss third quarter 2016 results and fourth quarter 2016 outlook on Wednesday, October 26, 2016, at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). The conference call will include forward-looking statements.

TTM Technologies, Inc., Q3’16	Contact: Sameer Desai, Senior Director, Corporate Development & Investor Relations sameer.desai@ttmtech.com 714-327-3050

Telephone access is available by dialing domestic 800-344-6698 or international 785-830-7979 (ID 9216628). The conference call also will be webcast on TTM’s website at www.ttm.com.

To Access a Replay of the Webcast

The replay of the webcast will remain accessible for one week following the live event on TTM’s website at www.ttm.com.

About TTM

TTM Technologies, Inc. is a leading global printed circuit board manufacturer, focusing on quick-turn and technologically advanced PCBs, backplane assemblies and electro-mechanical solutions. TTM stands for time-to-market, representing how TTM’s time-critical, one-stop manufacturing services enable customers to shorten the time required to develop new products and bring them to market. Additional information can be found at www.ttm.com.

Forward-Looking Statements

This release contains forward-looking statements that relate to future events or performance. TTM cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect TTM’s current expectations, and TTM does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other TTM statements will not be realized. Further, these statements involve risks and uncertainties, many of which are beyond TTM’s control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, general market and economic conditions, including interest rates, currency exchange rates and consumer spending, demand for TTM’s products, market pressures on prices of TTM’s products, warranty claims, changes in product mix, contemplated significant capital expenditures and related financing requirements, TTM’s dependence upon a small number of customers and other factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the SEC.

About Our Non-GAAP Financial Measures

This release includes information about TTM’s adjusted EBITDA, non-GAAP net income and non-GAAP earnings per share, all of which are non-GAAP financial measures. TTM presents non-GAAP financial information to enable investors to see TTM through the eyes of management and to provide better insight into TTM’s ongoing financial performance.

A material limitation associated with the use of the above non-GAAP financial measures is that they have no standardized measurement prescribed by GAAP and may not be comparable to similar non-GAAP financial measures used by other companies. TTM compensates for these limitations by providing full disclosure of each non-GAAP financial measure and reconciliation to the most directly comparable GAAP financial measure. However, the non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

- Tables Follow -

TTM TECHNOLOGIES, INC.

Selected Unaudited Financial Information

(In thousands, except per share data)

	Third Quarter		Second Quarter	First Three Quarters
	2016	2015	2016	2016	2015
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
Net sales	$641,720	$652,005	$601,847	$1,826,825	$1,426,614
Cost of goods sold	532,158	562,887	504,202	1,536,055	1,224,747

Gross profit	109,562	89,118	97,645	290,770	201,867

Operating expenses:
Selling and marketing	15,643	17,642	16,569	49,518	39,398
General and administrative	35,641	39,456	37,931	109,721	125,455
Amortization of definite-lived intangibles	5,949	6,421	5,949	17,845	12,205
Restructuring charges	2,103	2,003	3,989	8,005	2,512
Impairment of long-lived assets	—	—	—	3,346	—
Gain on sale of assets	—	—	(1,472)	(1,472)	(2,504)

Total operating expenses	59,336	65,522	62,966	186,963	177,066

Operating income	50,226	23,596	34,679	103,807	24,801
Interest expense	(18,873)	(21,002)	(20,084)	(60,741)	(39,545)
Loss on extinguishment of debt	—	—	—	—	(802)
Other, net	3,930	3,998	3,191	8,330	4,264

Income (loss) before income taxes	35,283	6,592	17,786	51,396	(11,282)
Income tax (provision) benefit	(9,513)	(8,730)	979	(14,011)	(23,993)

Net income (loss)	$25,770	$(2,138)	$18,765	$37,385	$(35,275)

Net income attributable to noncontrolling interest	(188)	(99)	(217)	(519)	(128)

Net income (loss) attributable to stockholders	$25,582	$(2,237)	$18,548	$36,866	$(35,403)

Earnings (loss) per share attributable to stockholders:
Basic	$0.26	$(0.02)	$0.19	$0.37	$(0.39)
Diluted	$0.23	$(0.02)	$0.17	$0.36	$(0.39)
Weighted-average shares used in computing per share amounts:
Basic	100,245	99,128	100,170	100,004	90,522
Diluted	127,645	99,128	126,950	101,094	90,522

Reconciliation of the numerator and denominator used to calculate basic earnings per share and diluted earnings per share:

Net income attributable to stockholders	$25,582		$18,548
Add back items: interest expense, net of tax	3,321		3,285

Adjusted net income attributable to stockholders	$28,903		$21,833

Weighted-average shares outstanding	100,245		100,170
Dilutive effect of convertible debt	25,940		25,940
Dilutive effect of performance-based stock units, restricted stock units and stock options	1,460		840

Diluted shares	127,645		126,950

Earnings per share attributable to stockholders:
Basic	$0.26		$0.19
Diluted	$0.23		$0.17

SELECTED BALANCE SHEET DATA

	September 26, 2016	December 28, 2015
Cash and cash equivalents, including restricted cash	$291,783	$262,630
Accounts and notes receivable, net	449,335	454,001
Inventories	281,169	268,923
Total current assets	1,055,988	1,022,520
Property, plant and equipment, net	1,026,213	1,103,067
Other non-current assets	525,025	514,546
Total assets	2,607,226	2,640,133
Short-term debt, including current portion of long-term debt	$146,473	$157,375
Accounts payable	370,660	347,916
Total current liabilities	746,867	744,994
Debt, net of discount	935,377	1,013,411
Total long-term liabilities	1,007,244	1,068,470
Total equity	853,115	826,669
Total liabilities and equity	2,607,226	2,640,133

SUPPLEMENTAL DATA

	Third Quarter		Second Quarter	First Three Quarters
	2016	2015	2016	2016	2015
Gross margin	17.1%	13.7%	16.2%	15.9%	14.2%
Operating margin	7.8%	3.6%	5.8%	5.7%	1.7%
End Market Breakdown:

	Third Quarter		Second Quarter
	2016	2015	2016
Aerospace/Defense	15%	14%	16%
Automotive	19%	17%	19%
Cellular Phone	17%	16%	10%
Computing/Storage/Peripherals	12%	12%	13%
Medical/Industrial/Instrumentation	14%	14%	16%
Networking/Communications	21%	25%	25%
Other	2%	2%	1%

Stock-based Compensation:

	Third Quarter		Second Quarter
	2016	2015	2016
Amount included in:
Cost of goods sold	$412	$322	$429
Selling and marketing	$268	294	271
General and administrative	2,119	2,056	2,145

Total stock-based compensation expense	$2,799	$2,672	$2,845

Operating Segment Data:

	Third Quarter		Second Quarter
	2016	2015	2016
Net sales:
PCB	$598,656	$604,771	$563,574
E-M Solutions	46,246	49,658	40,427
Corporate	—	—	—

Total sales	644,902	654,429	604,001
Inter-segment sales	(3,182)	(2,424)	(2,154)

Total net sales	$641,720	$652,005	$601,847

Operating segment income:
PCB	$75,501	$52,191	$64,970
E-M Solutions	1,421	(1,729)	(153)
Corporate	(20,747)	(20,445)	(24,189)

Total operating segment income	56,175	30,017	40,628
Amortization of definite-lived intangibles	(5,949)	(6,421)	(5,949)

Total operating income	50,226	23,596	34,679
Total other expense	(14,943)	(17,004)	(16,893)

Income before income taxes	$35,283	$6,592	$17,786

RECONCILIATIONS1

	Third Quarter		Second Quarter	First Three Quarters
	2016	2015	2016	2016	2015
Non-GAAP gross profit reconciliation[2]:
GAAP gross profit	$109,562	$89,118	$97,645	$290,770	$201,867
Add back item:
Inventory markup	—	8,214	—	—	15,622
Stock-based compensation	412	322	429	1,161	790

Non-GAAP gross profit	$109,974	$97,654	$98,074	$291,931	$218,279

Non-GAAP gross margin	17.1%	15.0%	16.3%	16.0%	15.3%
Non-GAAP operating income reconciliation[3]:
GAAP operating income	$50,226	$23,596	$34,679	$103,807	$24,801
Add back items:
Amortization of definite-lived intangibles	5,949	6,421	5,949	17,845	12,205
Stock-based compensation	2,799	2,672	2,845	7,890	7,026
Gain on sale of assets	—	—	(1,472)	(1,472)	(2,504)
Acquisition-related costs	197	2,065	605	1,493	32,927
Inventory markup	—	8,214	—	—	15,622
Impairments and restructuring charges	2,103	2,003	3,989	11,351	2,512

Non-GAAP operating income	$61,274	$44,971	$46,595	$140,914	$92,589

Non-GAAP operating margin	9.5%	6.9%	7.7%	7.7%	6.5%
Non-GAAP net income and EPS attributable to stockholders reconciliation[4]:
GAAP net income (loss) attributable to stockholders	$25,582	$(2,237)	$18,548	$36,866	$(35,403)
Add back items:
Amortization of definite-lived intangibles	5,949	6,421	5,949	17,845	12,205
Stock-based compensation	2,799	2,672	2,845	7,890	7,026
Non-cash interest expense	4,721	4,819	5,608	16,483	10,733
Gain on sale of assets	—	—	(1,472)	(1,472)	(2,504)
Acquisition-related costs	197	2,065	605	1,493	32,927
Inventory markup	—	8,214	—	—	15,622
Impairments, restructuring and other charges	2,103	2,003	3,989	11,351	3,314
Income taxes	(1,208)	(122)	(7,649)	(8,036)	5,622

Non-GAAP net income attributable to stockholders	$40,143	$23,835	$28,423	$82,420	$49,542

Non-GAAP earnings per diluted share attributable to stockholders	$0.39	$0.24	$0.28	$0.82	$0.54
Non-GAAP diluted number of shares[5]:
Diluted shares	127,645	100,035	126,950	101,094	91,455
Dilutive effect of convertible debt	(25,940)	—	(25,940)	—	—

Non-GAAP diluted number of shares	101,705	100,035	101,010	101,094	91,455

Adjusted EBITDA reconciliation[6]:
GAAP net income (loss)	$25,770	$(2,138)	$18,765	$37,385	$(35,275)
Add back items:
Income tax provision (benefit)	9,513	8,730	(979)	14,011	23,993
Interest expense	18,873	21,002	20,084	60,741	39,545
Amortization of definite-lived intangibles	5,949	6,421	5,949	17,845	12,205
Depreciation expense	37,006	40,091	40,457	117,690	94,403
Stock-based compensation	2,799	2,672	2,845	7,890	7,026
Gain on sale of assets	—	—	(1,472)	(1,472)	(2,504)
Acquisition-related costs	197	2,065	605	1,493	32,927
Inventory markup	—	6,792	—	—	14,200
Impairments, restructuring and other charges	2,103	2,003	3,989	11,351	3,314

Adjusted EBITDA	$102,210	$87,638	$90,243	$266,934	$189,834

Adjusted EBITDA margin	15.9%	13.4%	15.0%	14.6%	13.3%
Free cash flow reconciliation:
Operating cash flow	102,737	14,735	80,057	200,686	97,632
Add back items:
Payment of accreted interest on convertible sr. notes	—	—	—	—	8,731
Payment of acquisition-related costs	11	6,610	691	3,026	34,688

Adjusted operating cash flow	102,748	21,345	80,748	203,712	141,051
Capital expenditures, net	(24,221)	(30,413)	(18,183)	(62,520)	(76,876)

Free cash flow	$78,527	$(9,068)	$62,565	$141,192	$64,175

[1]	This information provides a reconciliation of non-GAAP gross profit, non-GAAP operating income, non-GAAP net income attributable to stockholders, non-GAAP EPS attributable to stockholders, and adjusted EBITDA to the financial information in our consolidated condensed statements of operations.
[2]	Non-GAAP gross profit and gross margin measures exclude stock-based compensation expense, and inventory markup.
[3]	Non-GAAP operating income and operating margin measures exclude amortization of intangibles, stock-based compensation expense, gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges.
[4]	This information provides non-GAAP net income attributable to stockholders and non-GAAP EPS attributable to stockholders, which are non-GAAP financial measures. Management believes that both measures — which add back amortization of intangibles, stock-based compensation expense, non-cash interest expense on debt (before consideration of capitalized interest), gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges as well as the associated tax impact of these charges and discrete tax items — provide additional useful information to investors regarding the Company’s ongoing financial condition and results of operations.
[5]	Non-GAAP diluted number of shares used in computing non-GAAP earnings per share attributable to stockholders excludes the dilutive effect of convertible debt.
[6]	Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, inventory markup, acquisition-related costs, asset impairments, restructuring and other charges. We present adjusted EBITDA to enhance the understanding of our operating results, and it is a key measure we use to evaluate our operations. In addition, we provide our adjusted EBITDA because we believe that investors and securities analysts will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, adjusted EBITDA should not be considered as an alternative to cash flows from operating activities as a measure of liquidity or as an alternative to net income as a measure of operating results in accordance with accounting principles generally accepted in the United States of America.